UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2020

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AMERICAN DIVERSIFIED HOLDINGS CORP

(Exact name of registrant as specified in its charter)

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Nevada	001-16813	88-0490720
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

111 Moorings Dr Lantana Fl 33426

(Address of Principal Executive Offices) (Zip Code)

(646) 652-6502

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
n/a

Securities registered pursuant to Section 12(g) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

The preferred shareholder (debtor in possession) held a board meeting on April 15, 2020.

The following actions were approved:

1. Remove or terminate the existing Spain based management

Jacinto Rodenas Jimenez - CEO

Sergio Bellosta Suarez - CFO

2. Recover all shares issued to Spanish based subsidiary (approximately 500 million shares) spin off the subsidiary and to return the recovered shares back to the treasury.

3. Enter into an LOI with a USA based and long time established company to acquire the control block and reverse merge with ADHC.

4. To continue work in progress (working remotely) until the announcement or clearance of the Coronavirus by authorities at which time the formal documents would be executed creating an effective date of the RTO event. The operating company is engaged in a management-related industry with several million dollars in revenue and assets.

5. The sole interim management officer and director of ADHC are Daniel Sobolowski and Alex Sentic.

6. Administrative restrictive notice to be filed with the transfer agent blocking the restricted legend removal of the approximately 500 million shares issued to the Spanish merger, in the event those shares are not returned in accordance with the split-off and board resolution.

7. The company IR email shall remain as interimotcmanagement@gmail.com and corporate web site www.americandiversifiedholding.com.

8. The interim management will post official announcements on its www.americandiversifiedholding.com web site and social media. Interim management asks the company followers to monitor the social media and the corporate web site for timely updates.

9. The official social media for Adhc is https://twitter.com/adhccorp

The board resolutions were passed unanimously.

The company share structure post-Spanish co-vend out shall by management account revert to:

Authorized 1 billion shares

Outstanding 314,83,912

Float 220,746,165

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN DIVERSIFIED HOLDINGS CORP

By	/s/ Daniel Sobolowski
Name: Daniel Sobolowki Title: Chief Executive Officer

Date:  April 15, 2020

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